UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006

Dollarama Group L.P.

(Exact name of registrants as specified in their charters)

Quebec, Canada	333-134550	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5430 Ferrier

Montreal, Quebec H4P1M2

(Address of Principal Executive Offices, Zip Code)

Registrants’ telephone number, including area code (514) 737-1006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.	Other Events

Item 9.01.	Financial Statements and Exhibits

SIGNATURE

Item 8.01.    Other Events

Proposed Note Offering by Parent

On December 11, 2006, Dollarama Group L.P. (“Dollarama”) issued a press release announcing that its new indirect parent company, Dollarama Group Holdings L.P., and such new parent’s subsidiary, Dollarama Group Holdings Corporation, expect to commence an offering under Rule 144A and Regulation S of U.S.$200.0 million in senior floating rate deferred interest notes due 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1 Press	Release, dated December 11, 2006

*****

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DOLLARAMA GROUP, L.P.

By:	Dollarama Group GP Inc., its general partner

By:	/s/ Robert Coallier
	Name:	Robert Coallier
	Title:	Chief Financial Officer

Date: December 11, 2006

EXHIBIT INDEX

99.1	Press Release, dated December 11, 2006